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                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

                                      AMONG

                         BANK ONE, NATIONAL ASSOCIATION
                             (AS COLLATERAL AGENT),

                     EVERGREEN INTERNATIONAL AVIATION, INC.
                                   (COMPANY),

                            EVERGREEN HOLDINGS, INC.
                                   (HOLDINGS),

                             A CERTAIN RELATED TRUST

                                       AND

                           CERTAIN OF THE SUBSIDIARIES
                            OF BORROWER AND HOLDINGS

                                  May 16, 2003

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                                TABLE OF CONTENTS

                                                                            Page

I.    DEFINITIONS..............................................................1

      1.1   Other Defined Terms...............................................11

      1.2   Uniform Commercial Code Terms.....................................11

II.   COLLATERAL:  GENERAL TERMS..............................................12

      2.1   Security Interest in the Collateral...............................12

      2.2   Perfection of Security Interest...................................12

      2.3   Disposition of Collateral.........................................13

      2.4   Assignment of Payments Under Certain U.S. Government
            Contracts and U.S. Government Accounts............................13

      2.5   Assignment of Payments Under Certain Other Government
            Contracts and Other Government Accounts...........................13

      2.6   Additional Remedy for Failure to Assign Payments..................14

      2.7   Preservation of Collateral........................................15

      2.8   Ownership of Collateral...........................................15

      2.9   Defense of the Collateral Agent's and Secured Parties'
            Interests.........................................................16

      2.10  Compliance with Laws..............................................16

      2.11  Inspection of Premises............................................17

      2.12  Insurance.........................................................17

      2.13  Payment of Leasehold Obligations..................................17

      2.14  Receivables.......................................................17

            (a)  Location of Chief Executive Offices..........................17

            (b)  Collection of Receivables....................................18

            (c)  Notification of Assignment of Receivables....................18

            (d)  Power of the Collateral Agent to Act on Company's Behalf.....18

            (e)  No Liability.................................................19

            (f)  Establishment of Deposit Accounts............................19

      2.15  Inventory.........................................................19

      2.16  Maintenance and Valuation of Equipment............................19

      2.17  Exculpation of Liability..........................................19

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                                       ii

      2.18  Financing Statements..............................................20

      2.19  Certain Additional Provisions Concerning Aircraft-Related
            Collateral........................................................20

III.  REPRESENTATIONS AND WARRANTIES..........................................21

      3.1   Authority.........................................................21

      3.2   Formation and Qualification.......................................21

      3.3   Survival of Representations and Warranties........................21

      3.4   Corporate Name....................................................22

      3.5   Solvency..........................................................22

      3.6   Patents, Trademarks, Copyrights and Licenses......................22

      3.7   Government Contracts..............................................22

      3.8   Assignment of Payments............................................22

      3.9   Conflicting Agreements............................................23

      3.10  Aircraft and Aircraft-Related Collateral..........................23

      3.11  Status As Air Carrier.............................................23

IV.   COVENANTS...............................................................23

      4.1   Conduct of Business and Maintenance of Existence and Assets.......23

      4.2   Execution of Supplemental Instruments.............................23

      4.3   Maintenance and Repair Covenant...................................24

      4.4   Citizenship and Regulatory Certificates...........................26

      4.5   Additional Documents..............................................26

V.    RIGHTS AND REMEDIES AFTER DEFAULT.......................................26

      5.1   Rights and Remedies...............................................26

      5.2   The Collateral Agent's Discretion.................................27

      5.3   Set-Off...........................................................27

      5.4   Rights and Remedies Not Exclusive.................................27

      5.5   Allocation of Payments After Event of Default.....................28

VI.   WAIVERS AND JUDICIAL PROCEEDINGS........................................28

      6.1   Waiver of Notice..................................................28

      6.2   Delay.............................................................28

      6.3   Jury Waiver.......................................................29

VII.  EFFECTIVE DATE AND TERMINATION..........................................29

      7.1   Term..............................................................29

      7.2   Termination.......................................................29

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                                      iii

      7.3   Release...........................................................29

VIII. SECURITY INTEREST ABSOLUTE..............................................30

IX.   REGARDING THE AGENT.....................................................30

      9.1   Appointment; Nature of Duties.....................................30

      9.2   Lack of Reliance on the Collateral Agent and Resignation..........30

      9.3   Certain Rights of the Collateral Agent............................31

      9.4   Reliance..........................................................31

      9.5   Notice of Default.................................................32

      9.6   Grantors' Undertaking to the Collateral Agent.....................32

X.    MISCELLANEOUS...........................................................32

      10.1  Governing Law.....................................................32

      10.2  Entire Understanding..............................................33

      10.3  Successors and Assigns; New Secured Parties.......................33

      10.4  Application of Payments...........................................33

      10.5  Indemnity.........................................................34

      10.6  Notice............................................................34

      10.7  Survival..........................................................34

      10.8  Severability......................................................34

      10.9  Expenses..........................................................35

      10.10 Injunctive Relief.................................................35

      10.11 Consequential Damages.............................................35

      10.12 Captions..........................................................35

      10.13 Counterparts; Facsimile Signatures................................35

      10.14 Holdings Collateral...............................................35

      10.15 Construction......................................................35

      10.16 Intercreditor Agreement...........................................35

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                                                                    Exhibit 10.2

          SECURITY AGREEMENT, dated as of May 16, 2003 (the "Agreement"), is entered into by and among EVERGREEN INTERNATIONAL AVIATION, INC., an Oregon corporation ("Company"), various Subsidiaries (direct and indirect) of Company whose names appear on the signature pages to this Agreement (each an "Initial Grantor" and collectively, the "Initial Grantors") or who may hereafter become parties hereto by executing and delivering a security agreement supplement (together with the Initial Grantors, the Evergreen Aircraft Trust (as defined below) and Holdings (as defined below), each individually a "Grantor" and collectively, the "Grantors"), a trust created pursuant to that certain Trust Agreement dated as of May 1, 1997, by and between Boomer Air, Inc., a Delaware corporation, as owner participant, and First Security Bank, National Association, a national banking association (predecessor in interest to Wells Fargo Bank, N. A.), not in its individual capacity, but as owner trustee (the "Evergreen Aircraft Trust"), EVERGREEN HOLDINGS, INC., an Oregon corporation ("Holdings") and Bank One, National Association, a national banking association ("Bank One") as collateral agent (the "Collateral Agent") for the Secured Parties (as defined below).

          Whereas, pursuant to an Indenture dated as of May 16, 2003 (as it may be amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture") among the Company, Holdings, certain subsidiaries of the Company as Subsidiary Guarantors and Bank One, as trustee (the "Trustee"), the Company has authorized the issuance from time to time of senior second secured notes (the "Notes") which are guaranteed by Holdings and the Subsidiary Guarantors.

          Whereas, pursuant to the terms of the Indenture, the Grantors are required to make the grant of the security interest contemplated herein to secure the Notes and the other obligations of the Company and the other Grantors under the Indenture.

          IN CONSIDERATION of the mutual covenants and undertakings herein contained, the Grantors and the Collateral Agent hereby agree as follows:

I.    DEFINITIONS

          "Aeronautics Authority" means each Person who shall from time to time be vested with the control and supervision of, or have jurisdiction over, the registration, airworthiness, operation or other matters relating to civil aviation in the applicable jurisdiction.

          "Affiliate" of any Person shall mean (a) any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person;
(ii) of any Subsidiary of such Person; or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote five percent (5%) or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          "Agreement" shall have the meaning set forth in the preamble hereto.

          "Aircraft" shall mean any aircraft as defined in the Federal Aviation Act, 49 U.S.C. Section 40102(a)(6), including the Airframes and any Engines or Propellers currently installed

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thereon, together with any and all Parts from time to time incorporated or installed in or attached to any of such Aircraft or required to be subject to the lien of this Agreement or any other agreement entered into in connection herewith, and all improvements, additions, and appurtenances thereto, substitutions thereof and replacements thereto, whether now or hereafter attached thereto or installed thereon.

          "Aircraft-Related Collateral" shall mean any Aircraft, Airframe, Engine, Part or Propeller.

          "Airframe" shall mean each of those certain airframes identified on
Schedule 2.8.

          "Applicable Jurisdiction" means the jurisdiction of incorporation or organization of the applicable Person or such other jurisdiction the Uniform Commercial Code or other law of which governs the perfection, the effect of perfection or nonperfection or priority of a lien or security interest hereunder.

          "Applicable Law" shall mean all laws, rules and regulations applicable to the Person, conduct, transaction, covenant, Other Documents or contract in question, including all applicable common law, all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations and orders of any Governmental Body, and all orders, judgments and decrees of all courts and arbitrators.

          "Assignment" means a direct assignment of payments or claims under U.S. Government Contracts, pursuant to and in compliance with the Assignment of Claims Act.

          "Assignment of Claims Act" means Title 31, United States Code Section 3727, and Title 41, United States Code Section 15, as revised or amended, and any rules or regulations issued pursuant thereto, and also shall be deemed to include any other laws, rules or regulations governing the assignment of payments under U. S. Government Contracts or claims against the U.S. Government or agency thereof.

          "Authority" shall have the meaning set forth in Section 4.22(d) hereof.

          "Blocked Account" shall have the meaning set forth in Section 2.14(f) hereof.

          "Blocked Account Agreement" shall have the meaning set forth in
Section 2.14(f) hereof.

          "Company" shall have the meaning set forth in the preamble to this Agreement and shall extend to all permitted successors and assigns of such Person.

          "Business Day" shall mean any day other than Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in New York, New York and, if the applicable Business Day relates to any Eurodollar Rate Loans, such day must also be a day on which dealings are carried on in the London interbank market.

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                                       3

          "Charges" shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign (including, without limitation, the Pension Benefit Guaranty Corporation or any environmental agency or superfund), upon the Collateral, any Grantor or any of their respective Affiliates.

          "Chattel Paper" shall mean, as to any Person, such person's chattel paper as such term is defined in the UCC and shall include, without limitation, all writings owned or held by such person which evidence both a monetary obligation and a security interest in or a lease of specific goods.

          "Closing Date" shall mean May 16, 2003 or such other date as may be agreed to by the parties hereto.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

          "Collateral", with respect to any Person, shall mean and include:

          (a) all Receivables (including, in the case of Company, all Intercompany Notes);

          (b)   all Equipment;

          (c) all General Intangibles (including without limitation, all Intellectual Property Collateral);

          (d)   all Inventory;

          (e)   all Subsidiary Stock;

          (f)   all Deposit Accounts;

          (g)   all Investment Property;

          (h)   all Instruments;

          (i)   all Chattel Paper;

          (j)   all Documents;

          (k)   all Airframes;

          (l)   all Engines;

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                                       4

          (m) all Parts, whether or not located at a Designated Location or other location;

          (n)   all Spare Parts located at a Designated Location;

          (o)   all Propellers;

          (p) all of such Person's right, title and interest in and to (i) its respective goods including, but not limited to, all merchandise returned or rejected by Customers, relating to or securing any of the Receivables;
      (ii) all of such Person's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor , including stoppage in transit, setoff, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to such Person from any Customer relating to the Receivables; (iv) warranty claims and similar rights relating to any goods securing this Agreement; (v) all of such Person's contract rights, rights of payment which have been earned under a contract right, instruments (including promissory notes), documents, chattel paper (including electronic chattel paper), warehouse receipts, deposit accounts, letters of credit, letter of credit rights, supporting obligations, and money;
      (vi) all commercial tort claims (whether now existing or hereafter arising) including without limitation such commercial tort claims as are described on Schedule 1.2(k) hereto; (vii) if and when obtained by such Person, all goods, accounts, general intangibles, instruments, documents, chattel paper or investment property of third parties in which such Person has been granted a lien or security interest as security for the payment or enforcement of Receivables; (viii) all leases, rental agreements, charter agreements, chattel paper or other agreements respecting any Airframes, Engines, Parts and Propellers, including without limitation such Person's right to receive, either directly or indirectly, from any Person, any accounts, rents or other payments due under such agreements and such Person's rights under any warranties, relating to any Airframes, Engines, Spare Parts and Propellers; (ix) all of such Person's rights (but not its obligations) under any lease described on Schedule 2.8; and (x) any other goods, accounts, general intangibles, instruments, documents, chattel paper or investment property now owned or hereafter acquired in which such Person has expressly granted a security interest;

          (q) all of such Person's ledger sheets, ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by such Person or in which it has an interest), computer programs, tapes, disks and documents relating to the items referred to in any of the foregoing clauses (a), (b), (c), (d), (e), (f),
      (g), (h), (i), (j), (k), (l), (m), (n),(o) and (p) including, without limitation, aircraft logs, flight records, maintenance records and records, manuals and documents relating to any Airframe, Engine, Parts or Propellers and any general intangibles relating to or arising out of the foregoing; and

          (r) all proceeds and products of the items referred to in any of the foregoing clauses (a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k),
      (l), (m), (n), (o), (p) and (q) in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments and other instruments for the

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                                       5

      payment of money, chattel paper, security agreements, documents, eminent domain proceeds, condemnation proceeds and tort claim proceeds.

          "Collateral Agent" shall have the meaning set forth in the preamble to this Agreement and shall include its successors and assigns.

          "Collateral Exclusions" shall mean such items of Equipment and the other assets of the Grantors as are set forth on Schedule 1.2(b) hereto.

          "Consents" shall mean all filings and all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and other third parties, domestic or foreign, necessary to carry on Company's business, including, without limitation, any Consents required under all applicable federal, state or other applicable law.

          "Credit Agreement" shall mean that certain Credit, Guaranty and Security Agreement dated as of the May 16, 2003, as amended from time to time, among the Grantors and PNC Bank, National Association, as administrative agent.

          "Customer" shall mean and include the account debtor with respect to any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with a Person, pursuant to which such Person is to deliver any personal property or perform any services.

          "Default" shall mean an event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

          "Deposit Account" shall mean any demand, time, savings, passbook or like account (whether general, special or otherwise) of a Grantor maintained with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a certificate of deposit that is an instrument under the Uniform Commercial Code as in effect in the Applicable Jurisdiction, and all sums now or hereafter on deposit therein or payable thereon, and all other personal property and interests in personal property of such Grantor now held by such organization, and all dividends and distributions on or other rights in connection with such property, whether now owned or existing or hereafter created, acquired or arising.

          "Designated Location" shall mean the location of any Spare Part which is set forth on Schedule 2.19, as amended by any Supplement.

          "Document" shall mean, as to a Person, any document as such term is defined in the UCC, and shall include, without limitation, any bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of Inventory owned or held by such Person, together with any other document or receipt which in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

          "Dollar" and the sign "$" shall mean lawful money of the United States of America.

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          "Engine" or "Engines" shall mean an "aircraft engine" as defined in the Federal Aviation Act, 49 U.S.C. Section 40102(a)(7), including without limitation each aircraft engine described in Schedule 2.8A hereto (or, if any such engine shall be replaced pursuant to this Agreement, then such replacement aircraft engine) (each of which engines has 750 or more rated takeoff horsepower or the equivalent thereof), together with any and all Parts so long as the same shall be either incorporated or installed in or attached to such aircraft engine or required to be subject to the Lien of this Agreement or any other agreement entered into in connection herewith, and all improvements, appurtenances and additions thereto, substitutions thereof and replacements thereto, whether now or hereafter attached thereto or installed thereon. Each such engine shall constitute an "Engine" for all purposes hereof whether or not from time to time installed on an Airframe or on any other airframe or located on the ground.

          "Event of Default" shall have the meaning set forth in Article X hereof.

          "Evergreen Aircraft Trust" shall have the meaning set forth in the preamble.

          "Excluded Collateral" shall mean (i) any capital stock of an Excluded Subsidiary and (ii) the Collateral Exclusions.

          "Excluded Subsidiaries" shall mean (i) Evergreen Agricultural Enterprises, Inc., Evergreen Agricultural Products, LLC, Vigna Maria Grazia, LLC, Evergreen Vintage Aircraft, Inc.; (ii) any entity which is Subsidiary on the Closing Date and is not a Significant Subsidiary; and (iii) any Subsidiary of such entities.

          "FAA" means the Federal Aviation Administration of the United States of America and any successor governmental authority.

          "FAA Application for Registration" means the application for registration of the Aircraft on AC Form 8050-1 (or such other form as may be acceptable to the FAA for recordation with it on the Closing Date).

          "Federal Aviation Act" means Subtitle VII of Title 49 of the United States Code, as amended from time to time, and the rules and regulations promulgated thereunder.

          "General Intangibles" of any Person shall mean and include all of such Person's general intangibles, whether now owned or hereafter acquired including without limitation all Intellectual Property Collateral, whether now owned or hereafter acquired including, without limitation, all payment intangibles, all choses in action, causes of action, corporate or other business records, records, registrations, licenses, franchises, customer lists, tax refunds, tax refund claims, all claims under guaranties, security interests or other security held by or granted to such Person to secure payment of any of the Receivables by a Customer (other than to the extent covered by Receivables) all rights of indemnification and all other intangible property of every kind and nature (other than Receivables).

          "Government Account" shall mean a U.S. Government Account or an Other Government Account.

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          "Government Contract" shall mean a U.S. Government Contract or an
Other Government Contract.

          "Governmental Body" shall mean any nation or government, any state or other political subdivision thereof or any entity exercising the legislative, judicial, regulatory or administrative functions of or pertaining to a government.

          "Grantor" and "Grantors" shall have the respective meanings set forth in the preamble to this Agreement.

          "Holdings" shall mean Evergreen Holdings, Inc., an Oregon corporation.

          "Holdings Collateral" shall mean all shares of capital stock or other equity securities or rights to acquire equity securities of the Company now or hereafter held by Holdings (whether currently issued and outstanding or to be issued and outstanding subsequent to the date of this Agreement) and all new, substituted and/or additional securities, documents, instruments and general intangibles issued with respect thereto or in exchange therefor or in redemption thereof (collectively, the "Pledged Securities"), and the certificates representing such Pledged Securities, if any, and all now existing and hereafter arising rights of the holder of such Pledged Securities, including, without limitation, (a) all voting rights and rights to and interest in all cash and non-cash dividends and/or distribution of any kind and nature, (b) all other property now or hereafter distributable on account of received or receivable with respect to any of the foregoing, (c) all of Holdings' rights under any option, warrant or other security instrument or agreement to acquire shares of additional capital stock in the Company and (d) all proceeds of the foregoing and includes whatever is receivable or received when the Holdings Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary.

          "Indenture" shall have the meaning set forth in the preamble to this Agreement.

          "Instrument" shall mean any instrument, as such term is defined in the UCC, of a Person, and shall include, without limitation, any draft, check, certificate of deposit, note, bill of exchange, security, or any other writing owned or held by such person which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is transferred in the ordinary course of business by delivery with any necessary endorsement or assignment.

          "Intellectual Property Collateral" of any Person means and includes such Person's right, title and interest in and to any intellectual property, whether now owned or hereafter acquired in any country, including, without limitation: (i) patents and patent applications; (ii) all common law and registered trademarks, service marks, trade names, domain names, other source of business identifiers, all registrations, pending registrations, applications and recordings thereof, and all of the goodwill connected with the use of and symbolized by the foregoing; (iii) copyrights; (iv) trade secrets; (v) computer programs and software; (vi) all licenses to the foregoing; and (vii) any and all causes of action which have existed, exist now or may exist in the future by reason of infringement, dilution, breach or violation of the foregoing or injury to the goodwill associated therewith.

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          "Intercompany Note" shall mean a promissory note evidencing
Indebtedness owed to the Company by any one of the Subsidiary Parties.

          "Intercreditor Agreement" shall mean the Intercreditor Agreement dated as of the May 16, 2003, as amended from time to time, between PNC Bank, National Association, as Senior Agent thereunder and Bank One as Junior Collateral Agent thereunder.

          "Inventory" of any Person shall mean and include all of such Person's now owned or hereafter acquired goods, merchandise and other personal property (including without limitation, Aircraft, Engines, Parts and Propellers which otherwise constitute Inventory), whether such goods, merchandise or other personal property is held as inventory for sale to third parties or as replacement or surplus parts relating to Aircraft or other property used by or on behalf of any Grantor or other Affiliate (whether such goods, merchandise or personal property is, or is not, considered inventory for GAAP purposes), wherever located, to be furnished under any consignment arrangement, contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in such Person's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

          "Investment Property" of any Person shall mean and include all of such Person's now owned or hereafter acquired securities (whether certificated or uncertificated), securities entitlements, securities accounts, commodities contracts and commodities accounts.

          "Leasehold Interests" of any Person shall mean all of such Person's right, title and interest in and to any leasehold estate in real property.

          "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

          "Material Adverse Effect" shall mean a material impairment of the value of the Collateral, or the Collateral Agent's Liens on the Collateral or the priority of any such Lien; or a material impairment of the benefits of the Collateral Agent's and each Secured Party's rights and remedies under this Agreement and the Other Documents.

          "Notes" shall have the meaning set forth in the preamble to this Agreement.

          "Obligations" shall mean and include any and all debts, liabilities, obligations, covenants and duties owing by a Grantor to the Secured Parties or the Collateral Agent or to any other direct or indirect subsidiary or affiliate of the Collateral Agent or any Secured Party of any kind or nature, present or future under this Agreement or any Other Document (including, without limitation, any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding

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                                       9

relating to such Person, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, under any interest or currency swap, future, option or other similar agreement, or in any other manner, whether arising out of overdrafts or deposit or other accounts or electronic funds transfers (whether through automated clearing houses or otherwise) or out of the Collateral Agent's or any Secured Parties non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, regardless of how such indebtedness or liabilities arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, and any amendments, extensions, renewals or increases and all costs and expenses of the Collateral Agent and any Secured Party incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses and all obligations of any such Person to the Collateral Agent or Secured Parties to perform acts or refrain from taking any action.

          "Opinion of Counsel" shall mean an opinion of counsel which shall be satisfactory to the Collateral Agent and which may be provided by in-house counsel of the Company.

          "Other Documents" shall mean the Notes, the Indenture and any and all other agreements, instruments and documents, including, without limitation, guaranties, pledges, supplemental indentures, powers of attorney, consents or other similar agreements, now or hereafter executed by any Grantor and/or delivered to the Collateral Agent or any Secured Party in respect of the transactions contemplated by this Agreement or the Indenture.

          "Other Government" shall mean the government of any state of the United States of America, the District of Columbia, or any foreign nation, or any subdivision or agency of any of the foregoing.

          "Other Government Accounts" shall mean all Receivables arising out of any Other Government Contract.

          "Other Government Contracts" shall mean all contracts with an Other Government, including all renewals, extensions, modifications, change orders and amendments thereof.

          "Parent" of any Person shall mean a Person owning, directly or indirectly at least fifty percent (50%) of the shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors of the Person, or other Persons performing similar functions for any such Person.

          "Parts" shall mean all appliances, avionics (including, without limitation, radio, radar, navigation systems, or other electronic equipment), parts, components, instruments, appurtenances, attachments, accessories, furnishings and other equipment of whatever nature and any replacements of the foregoing, which may from time to time be incorporated or installed in or attached to an Airframe, airframe, Engine, engine, Propeller, or propeller or located on the ground (and includes, without limitation, the terms "appliances" and "spare parts" as defined in the Federal Aviation Act, 49 U.S.C. Sec. 40102(a)(11) and (38)).

          "Person" shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, institution, public benefit corporation, joint venture, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

          "Premises" shall mean the real property premises set forth in Schedule
2.8 hereof.

          "Propeller" shall mean a "propeller" as defined in the Federal Aviation Act, 49 U.S.C. Section 40102(a)(7), including without limitation each aircraft propeller described in Schedule 2.8 hereto (or, if any such propeller shall be replaced pursuant to this Agreement, then such replacement propeller) (each of which propellers is capable of absorbing 750 or more rated takeoff shaft horsepower), together with, in the case of each propeller referred to above, any and all Parts so long as the same shall be either incorporated or installed in or attached to such propeller or required to be subject to the Lien of this Agreement or any other agreement entered into in connection herewith, and all improvements and additions thereto, substitutions thereof and replacements thereto. Each such propeller shall constitute a "Propeller" for all purposes hereof whether or not from time to time installed on an Airframe or on any other airframe or located on the ground.

          "RCRA" shall mean the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901 et seq., as same may be amended from time to time.

          "Receivables" of any Person shall mean and include all of such Person's accounts, contract rights, instruments (including those evidencing indebtedness owed to such Person by its Affiliates), documents, chattel paper (including electronic chattel paper), general intangibles relating to accounts, drafts and acceptances, credit card receivables and all other forms of obligations owing to such Person arising out of or in connection with the sale or lease of Inventory or the rendition of services, all supporting obligations, guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to the Collateral Agent hereunder.

          "Replacement Assets" means, on any date, property or assets (other than current assets) of a nature or type or that are used in a business (or an investment in a company having property or assets of a nature or type, or engaged in a business) similar or related to the nature or type of the property and assets of, or the business of, the Grantors existing on such date.

          "Required Secured Parties" shall mean the amount of Holders determined in accordance with Section 6.05 of the Indenture.

          "Rotary Wing Aircraft" shall mean such items of Aircraft as are set forth on Schedule 2.8 hereto.

          "Secured Party" shall mean each of the Collateral Agent, the Trustee and the holders from time to time of the Notes.

          "Small Fixed-Wing Aircraft" shall mean such items of Aircraft as are set forth on Schedule 2.8 hereto.

          "Spare Part" shall mean any "spare part" or "appliance" as defined in the Federal Aviation Act maintained by or on behalf of Evergreen International Airlines, Inc. or Evergreen Helicopters Inc.

          "State Government Contracts Law" shall mean any law, regulation or policy applicable to any Other Government Contract or Other Government Account which restricts or imposes limitations on the assignability of or hypothecation of or imposes a set-off right on, such Other Government Contract or Other Government Account.

          "Subsidiary" or in the collective, "Subsidiaries" shall mean, with respect to a Person, a corporation or other entity of whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

          "Subsidiary Stock" shall mean, with respect to any Person, all of the issued and outstanding shares of capital stock of such Person's Subsidiaries, excluding any Subsidiaries which are Excluded Subsidiaries.

          "Supplement" shall have the meaning set forth in Section 2.19(c).

          "U.S. Government" means the government of the United States of America or the departments or agencies of the United States, but does not include the government of any state or the District of Columbia or any departments or agencies of any state or of the District of Columbia.

          "U.S. Government Accounts" means all Receivables arising out of any U.S. Government Contract.

          "U.S. Government Contracts" means all contracts with a U.S. Government, including all renewals, extensions, modifications, change orders and amendments thereof.

          1.1 Other Defined Terms. Terms not defined herein shall have the meanings ascribed thereto in the Indenture.

          1.2 Uniform Commercial Code Terms. All terms used herein and defined in the Uniform Commercial Code as adopted in the Applicable Jurisdiction from time to time shall have the meaning given therein unless otherwise defined herein. To the extent the definition of any category or type of collateral is expanded by any amendment, modification or revision to the Uniform Commercial Code, such expanded definition will apply automatically as of the date of such amendment, modification or revision.

II.   COLLATERAL:  GENERAL TERMS

          2.1 Security Interest in the Collateral. To secure the prompt payment and performance to the Secured Parties of the Obligations, each Grantor hereby assigns, pledges and grants to the Collateral Agent for its benefit and for the ratable benefit of each Secured Party a continuing security interest in and to all of its Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. Each Grantor shall take such actions as may be reasonably necessary or appropriate to evidence, protect and perfect the Collateral Agent's security interest. Each Grantor shall promptly provide the Collateral Agent with written notice of all commercial tort claims of such Grantor, such notice to contain the case title together with the applicable court and a brief description of the claim(s). Upon delivery of each such notice, each Grantor shall be deemed to hereby grant to the Collateral Agent a security interest and lien in and to such commercial tort claims and all proceeds thereof.

          2.2 Perfection of Security Interest. Each Grantor shall take all action that may be necessary, or that the Collateral Agent may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of the Collateral Agent's security interest in the Collateral or to enable the Collateral Agent to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to, (i) immediately discharging all Liens other than Permitted Liens, (ii) using commercially reasonable efforts to obtain landlords' or mortgagees' lien waivers from landlords or mortgagees with respect to all Premises leased or owned by such Grantor (and subject to mortgage), (iii) delivering to the Collateral Agent, endorsed or accompanied by such instruments of assignment as the Collateral Agent may specify, and stamping or marking, in such manner as the Collateral Agent may specify, any and all chattel paper, instruments, letters of credits and advices thereof and documents evidencing or forming a part of the Collateral, (iv) entering into warehousing, lockbox and other custodial arrangements acceptable to the Collateral Agent in its sole discretion including the Blocked Account Agreements, (v) executing and delivering financing statements, control agreements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance acceptable to the Collateral Agent in its sole discretion, relating to the creation, validity, perfection, maintenance or continuation of the Collateral Agent's security interest under the Uniform Commercial Code, and with respect to Collateral in which a security interest may not be perfected by filing a financing statement in accordance with the Uniform Commercial Code, by appropriate filings and/or registrations with or in appropriate governmental offices or by appropriate filings with the United States Patent and Trademark Office or the United States Copyright Office, and
(vi) taking such further similar action as Collateral Agent shall reasonably request. Each Grantor authorizes the filing of any financing statements or continuation statements, and amendments to financing statements or any similar document in any Applicable Jurisdiction and with any filing offices as Collateral Agent may reasonably determine are necessary or advisable to perfect the security interest granted to the Collateral Agent under Section 2.1. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as Collateral Agent shall reasonably determine is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to Collateral Agent herein, including, without limitation, describing such property as "all assets" or "all personal property, whether now owned or hereafter required". Each Grantor also hereby authorizes the Collateral Agent to file chattel mortgages with respect to Aircraft-Related Collateral. Each Grantor agrees that it shall execute collateral assignments of leases relating to Aircraft Related Collateral owned by the Evergreen Aircraft Trust. All charges, expenses and fees the Collateral Agent may incur in doing any of the foregoing, and any local taxes relating thereto, shall be paid to the Collateral Agent immediately upon demand.

          2.3 Disposition of Collateral. The Grantors will use commercially reasonable efforts to safeguard and protect all Collateral for the Collateral Agent's account and shall make no disposition of such Collateral except in compliance with the Indenture.

          2.4 Assignment of Payments Under Certain U.S. Government Contracts and U.S. Government Accounts. Each Grantor shall use its best efforts to promptly secure, for each U.S. Government Contract or U.S. Government Account existing on the Closing Date, specific Assignments of payments due or to become due, and acknowledgments thereof within 90 days after the Closing Date. Upon the creation of any U.S. Government Contract or U.S. Government Account after the Closing Date, each Grantor shall promptly thereafter execute and deliver to the Collateral Agent specific Assignments of payments due or to become due, and acknowledgements thereof, with respect to any such U.S. Government Account. Each Grantor shall seek, and shall use commercially reasonable efforts to obtain, a Set-Off Waiver acceptable to the Collateral Agent in its sole discretion as to each U.S. Government Contract or U.S. Government Account, whether in existence on the Closing Date or created thereafter. The Company shall execute and deliver any and all documents and take all steps necessary to protect the Collateral Agent's interest in the Collateral under the Federal Assignment of Claims Act and deliver to the Collateral Agent appropriately endorsed, any instrument or chattel paper connected with any Receivable arising out of contracts between any Grantor and the U.S. Government or Other Government. Without limiting the generality of the foregoing, the Company shall promptly notify the Collateral Agent when the Company obtains any new U. S. Government Contract or U. S. Government Account for which Payments are to be specifically assigned to the Collateral Agent pursuant to this Agreement, and the Company shall furnish to the Collateral Agent, upon request, a copy of each Government Contract of the Company and a copy of each amendment thereto or modification thereof which changes the price of such contract or the amount funded to pay for such contract, except to the extent that furnishing such copies may be prohibited by government security regulations or by the terms of such contract. The separate Assignment to the Collateral Agent of a right to payment under specific U.S. Government Contracts, as contemplated under this Section, shall not be deemed to limit the Collateral Agent's security interest to Payments under those particular U.S. Government Contracts and the related U.S. Government Accounts, but rather the Collateral Agent's security interest, as stated above, shall extend to Payments under any and all U.S. Government Contracts and the related U.S. Government Accounts and proceeds thereof, now or hereafter owned or acquired by a Grantor.

          2.5 Assignment of Payments Under Certain Other Government Contracts and Other Government Accounts. If requested by the Collateral Agent, on or after 90 days following the Closing Date, and thereafter upon the creation of any Other Government Contract or Other Government Account, the applicable Grantor shall promptly thereafter deliver to the Collateral

Agent specific assignments of payments due or to become due, and acknowledgments thereof, with respect to any Other Government Account designated by the Collateral Agent and shall provide Set-Off Waivers acceptable to the Collateral Agent in its sole discretion. The Company shall execute and deliver any and all documents and take any and all steps necessary to provide the Collateral Agent with an assignment, acceptable to the Collateral Agent in its sole discretion, with respect to such Other Government Contract or Other Government Account, and take all steps necessary to protect the Collateral Agent's interest in the Collateral under State Government Contracts Law and deliver to the Collateral Agent appropriately endorsed, any instrument or chattel paper connected with any Receivable arising out of contracts between any Grantor and an Other Government. Without limiting the generality of the foregoing, such Grantor shall promptly notify the Collateral Agent when the Company obtains any new Other Government Contract or Other Government Account for which Payments are to be specifically assigned to the Collateral Agent pursuant to this Agreement, and the Company shall furnish to the Collateral Agent, upon request, a copy of each Other Government Contract of the Company and a copy of each amendment thereto or modification thereof which changes the price of such contract or the amount funded to pay for such contract, except to the extent that furnishing such copies may be prohibited by government security regulations or by the terms of such contract. The separate assignment to the Collateral Agent of a right to payment under specific Other Government Contracts, as contemplated under this Section, shall not be deemed to limit the Collateral Agent's security interest to payments under those particular Other Government Contracts and the related Other Government Accounts, but rather the Collateral Agent's security interest, as stated above, shall extend to Payments under any and all Other Government Contracts and the related Other Government Accounts and proceeds thereof, now or hereafter owned or acquired by the Grantor. Each such Person is now in compliance and hereby covenants and agrees that it will in the future comply with any and all of the requirements of the Assignment of Claims Act and applicable State Government Contracts Law, where such statutes are applicable to any U.S. Government Contract or Other Government Contract.

          2.6 Additional Remedy for Failure to Assign Payments. The Grantors acknowledge that the Collateral Agent will be irreparably harmed if a Grantor fails to assign Payments due or to become due under any Government Contract when required by this Agreement in the event a Receivable which constitutes an Eligible Receivable becomes a Receivable that is not an Eligible Receivable, and that the Collateral Agent shall, under such circumstances, have no adequate remedy at law. Therefore, the Grantors agree that the Collateral Agent shall be entitled to the following remedies in such event, in addition to all other remedies allowed by law or under this Agreement,

          (a) an injunction compelling the Grantors' compliance with the provisions of this Agreement requiring the Grantor to assign Payments due or to become due under any Government Contract;

          (b) the appointment of a receiver, with instructions that the receiver shall comply, in the Grantor's name and on its behalf, with the provisions of this Agreement requiring the Grantor to assign Payments due or to become due under any Government Contract; and

          (c) such other or further equitable relief as may be necessary or desirable to secure to the Collateral Agent the benefits of the rights of an assignee under the Assignment of Claims Act or State Government Contracts Law.

          Sections 2.4, 2.5 and 2.6 herein shall apply, to the extent practicable, after giving effect to Sections 4.4, 4.5 and 4.6 of the Credit Agreement.

          2.7 Preservation of Collateral. If a Default or Event of Default occurs and is continuing, in addition to the rights and remedies set forth in
Section 5.1 hereof, the Collateral Agent: (a) may at any time take such steps as the Collateral Agent deems necessary to protect the Collateral Agent's interest in and to preserve the Collateral, including the hiring of such security guards or the placing of other security protection measures as the Collateral Agent may deem appropriate; (b) may employ and maintain at any of the Grantors' premises a custodian who shall have full authority to do all acts necessary to protect the Collateral Agent's interests in the Collateral; (c) may lease warehouse facilities to which the Collateral Agent may move all or part of the Collateral;
(d) may use the Grantors' owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and (e) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of the Grantors' owned or leased property. Collateral Agent shall attempt in good faith to exercise such right of ingress and egress during normal business hours. Company shall cooperate fully with all of the Collateral Agent's efforts to preserve the Collateral and will take such actions to preserve the Collateral as the Collateral Agent may direct. All of the Collateral Agent's expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be charged to Company's Account as a Revolving Advance and added to the Obligations.

          2.8 Ownership of Collateral. With respect to the Collateral, at the time the Collateral becomes subject to the Collateral Agent's security interest:
(a) the applicable Grantor shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a security interest, which shall be of second priority subject to Permitted Liens, in each and every item of its respective Collateral to the Collateral Agent; and, except for such Permitted Liens the Collateral shall be free and clear of all Liens and encumbrances whatsoever; or (b) each document and agreement executed by the Grantors (or any of them) or delivered to the Collateral Agent or any Secured Party in connection with this Agreement shall be true and correct in all respects; and (c) all signatures and endorsements of any Grantor that appear on such documents and agreements shall be genuine and Company shall have full capacity to execute same. Schedule 2.8A sets forth a true, correct and complete list of each Grantor's Aircraft (including Small Fixed-Wing Aircraft and Rotary Wing Aircraft), Engines and Propellers each capable of producing at least 750 horsepower or the equivalent thereof, identifying which of the foregoing categories in which each such item is properly categorized, identifying each such item by manufacturer, model and serial number and in the case of Aircraft, federal identification number. Schedule 2.8B sets forth a true, correct and complete list of the locations where all inventory and Parts of the Grantors are located. All Inventory, Equipment and Parts shall at all times (other than as consented to by the Collateral Agent in writing) be located at the locations set forth on Schedule 2.8B, except with respect to (i) the sale of Inventory in the ordinary course of business; (ii) Collateral which is in transit in the ordinary course of such Grantor's business and (iii) Aircraft, Engines, Propellers and Parts and other related Equipment in use or subject to off-site maintenance in the ordinary course of such Grantor's business and (iii) other Collateral to the extent permitted by the Indenture and the Other Documents.
Schedule 2.8B sets forth each location where the Company or any Grantor conducts business (the "Premises"). No Grantor may maintain any item of Collateral consisting of Rotary Wing Aircraft or Small Fixed-Wing Aircraft in a location outside the United States for a period in excess of thirty (30) days in any fiscal year without the prior written consent of the Collateral Agent, which consent shall not be unreasonably withheld. Days during which such item of Collateral is in transit are not counted toward such thirty (30) day limitation. Each Grantor shall provide to the Collateral Agent prompt written notice when the location of any item of Collateral consisting of Rotary Wing Aircraft and Small Fixed-Wing Aircraft is moved to a location outside the United States.

          2.9 Defense of the Collateral Agent's and Secured Parties' Interests. Until (a) payment and performance in full of all of the Obligations and (b) termination of this Agreement, the Collateral Agent's interests in the Collateral shall continue in full force and effect. During such period no Grantor shall, without the Collateral Agent's prior written consent, pledge, sell (except Inventory in the ordinary course of business and Equipment to the extent permitted in Section 2.3 hereof), assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way except for Permitted Liens, any part of the Collateral. The Grantors shall defend the Collateral Agent's interests in the Collateral against any and all Persons whatsoever. At any time following demand by the Collateral Agent for payment of all Obligations, the Collateral Agent shall have the right to take possession of the indicia of the Collateral and the Collateral in whatever physical form contained, including without limitation: labels, stationery, documents, instruments and advertising materials. If the Collateral Agent exercises this right to take possession of the Collateral, the Grantors shall, upon demand, assemble it in the best manner possible and make it available to the Collateral Agent at a place reasonably convenient to the Collateral Agent. In addition, with respect to all Collateral, the Collateral Agent and Secured Parties shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other applicable law. If an Event of Default has occurred and is continuing, the Grantors shall at the request of the Collateral Agent, and the Collateral Agent may, at its option, instruct all suppliers, carriers, forwarders, warehousers or others receiving or holding cash, checks, Inventory, documents or instruments in which the Collateral Agent holds a security interest to deliver same to the Collateral Agent and/or subject to the Collateral Agent's order and if they shall come into any Grantor's possession, they, and each of them, shall be held by such Grantor in trust as the Collateral Agent's trustee, and such Grantor will promptly, an in any event within one Business Day of receipt, deliver them to the Collateral Agent in their original form together with any necessary endorsement.

          2.10 Compliance with Laws. Each Grantor shall comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of such Grantor's business the non-compliance with which could reasonably be expected to have a Material Adverse Effect. Each Grantor may, however, contest or dispute any acts, rules, regulations, orders and directions of those bodies or officials in any reasonable manner, provided that any related Lien is inchoate or stayed and sufficient reserves are established to the reasonable satisfaction of the Collateral Agent to protect the Collateral Agent's Lien on or security interest in the Collateral. The Collateral at all times shall be maintained in accordance with the requirements of all insurance carriers which provide insurance with respect to the Collateral so that such insurance shall remain in full force and effect.

          2.11 Inspection of Premises. At all reasonable times the Collateral Agent (on behalf of one or more Secured Parties) upon reasonable notice to the Grantors shall have full access to and the right to audit, check, inspect and make abstracts and copies from the Grantors' books, records, audits, correspondence and all other papers relating to the Collateral and the operation of Company's business. The Collateral Agent (on behalf of one or more Secured Parties) may enter upon any of the Grantors' premises at any time during business hours and at any other reasonable time, and from time to time, for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of the Grantors' businesses.

          2.12 Insurance. To the extent practicable, at its own cost and expense in amounts and with carriers that in the reasonable good faith judgment of the Company is appropriate, each Grantor shall as soon as practicable after the Closing Date furnish appropriate loss payable endorsements in form and substance acceptable to the Collateral Agent, naming the Collateral Agent as an additional insured or if acceptable to the Collateral Agent, loss payee, as its interests may appear with respect to all insurance coverage, and providing (A) that all proceeds thereunder shall be payable to the Collateral Agent, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and additional insured or loss payable clauses may not be cancelled, amended or terminated unless at least seven days' prior written notice is given to the Collateral Agent. In the event of any loss thereunder, the carriers named therein hereby are directed by the Collateral Agent and such Grantor to make payment for such loss to the Collateral Agent and not to such Grantor and the Collateral Agent jointly.

          2.13 Payment of Leasehold Obligations. Each Grantor shall at all times pay, when and as due, its rental obligations under all leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect and, at the Collateral Agent's reasonable request will provide evidence of having done so, except to the extent that the aggregate rental payments under such lease is not in excess of $2,000,000.

          2.14  Receivables.

          (a) Location of Chief Executive Offices. Company's chief executive office and principal place of business is located at 3850 Three Mile Lane, McMinnville, Oregon 97128. Each Subsidiary's chief executive office and principal place of business is located at the address set forth on Schedule 2.14(a). Until written notice is given to the Collateral Agent by Company of any other office at which Company keeps its records pertaining to Receivables, all such records shall be kept at such chief executive office. The chief executive office and principal place of business of each Grantor is as set forth on
Schedule 2.14(a) hereto. Until written notice is given to the Collateral Agent by a Grantor of any other office at which a Grantor keeps its records pertaining to receivables, all such records shall be kept at such chief executive office or, if different, principal place of business.

          (b) Collection of Receivables. Until the Grantors' (or any one or more thereof) authority to do so is terminated by the Collateral Agent (which notice the Collateral Agent may give at any time following the occurrence of and during the continuation of an Event of Default or a Default, or when the Collateral Agent otherwise requests, each Grantor will, at its sole cost and expense, but on the Collateral Agent's behalf and for the Collateral Agent's account, collect as the Collateral Agent's property and in trust for the Collateral Agent all amounts received on Receivables, and shall not commingle such collections with such Grantor's funds or use the same except to pay Obligations. Each Grantor shall deposit such amounts in the Blocked Account or, upon request by the Collateral Agent, deliver to the Collateral Agent, in original form and on the date of receipt thereof, whether in the form of checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness.

          (c) Notification of Assignment of Receivables. At any time following the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent shall have the right to send notice of the assignment of, and the Collateral Agent's security interest in, the Receivables to any and all Customers or any third party holding or otherwise concerned with any of the Collateral. At such time, the Collateral Agent shall have the sole right to collect the Receivables, take possession of the Collateral, or both. The Collateral Agent's actual collection expenses, including, but not limited to, stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any collection personnel used for collection, may be charged to Company's Account and added to the Obligations.

          (d) Power of the Collateral Agent to Act on Company's Behalf. Under the circumstances provided in paragraphs (d) or (e) of this Section 2.14, the Collateral Agent shall have the right to receive, endorse, assign and/or deliver in the name of the Collateral Agent or any Grantor any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and each Grantor waives notice of presentment, protest and non-payment of any instrument so endorsed. Each Grantor hereby constitutes the Collateral Agent or the Collateral Agent's designee as such Grantor's attorney with power (i) to endorse such Grantor's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral; (ii) to sign such Grantor's name on any invoice or bill of lading relating to any of the Receivables, drafts against Customers, assignments and verifications of Receivables; (iii) to send verifications of Receivables to any Customer; (iv) to sign such Grantor's name on all financing statements or any other documents or instruments deemed necessary or appropriate by the Collateral Agent to preserve, protect, or perfect the Collateral Agent's interest in the Collateral and to file same; (v) to demand payment of the Receivables; (vi) to enforce payment of the Receivables by legal proceedings or otherwise; (vii) to exercise all of such Grantor's rights and remedies with respect to the collection of the Receivables and any other Collateral; (viii) to settle, adjust, compromise, extend or renew the Receivables; (ix) to settle, adjust or compromise any legal proceedings brought to collect Receivables; (x) to prepare, file and sign such Grantor's name on a proof of claim in bankruptcy or similar document against any Customer; (xi) to prepare, file and sign Company's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables; and
(xii) to do all other acts and things necessary to carry out this Agreement. All acts of such attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross (not mere) negligence; this power being coupled with an interest is irrevocable while any of the Obligations remain unpaid. The Collateral Agent shall have the right at any time following the occurrence and during the continuation of an Event of Default, to change the address for delivery of mail addressed to any Grantor to such address as the Collateral Agent may designate and to receive, open and dispose of all mail addressed to such Grantor.

          (e) No Liability. Neither the Collateral Agent nor any Secured Party shall, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof, or for any damage resulting therefrom except as a result of the gross negligence or willful misconduct of the Collateral Agent or such Secured Party. Following the occurrence of an Event of Default and during the continuation thereof the Collateral Agent may, without notice or consent from any Grantor, sue upon or otherwise collect, extend the time of payment of, compromise or settle for cash, credit or upon any terms any of the Receivables or any other securities, instruments or insurance applicable thereto and/or release any obligor thereof. The Collateral Agent is authorized and empowered to accept following the occurrence of an Event of Default or Default and during the continuation thereof the return of the goods represented by any of the Receivables, without notice to or consent by any Grantor, all without discharging or in any way affecting any Grantor's liability hereunder.

          (f) Establishment of Deposit Accounts. Pursuant to the Credit Agreement, the Grantors will from time to time enter into one or more agreements with depositary institutions relating to one or more deposit accounts (each a "Blocked Account") at each such institution as more fully described in the Credit Agreement (each such agreement, together with any replacements, amendments and modifications thereof, a "Blocked Account Agreement)." Pursuant to the Blocked Account Agreements proceeds of Receivables shall be deposited into the Blocked Accounts. Upon termination of the Credit Agreement, the Grantors shall enter into arrangements substantially similar to those of the Blocked Account Agreements and Blocked Accounts for the benefit of the Collateral Agent and the other Secured Parties.

          2.15 Inventory. To the extent Inventory has been produced by a Grantor, it has been and will be produced by such Grantor in accordance in all material respects with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder.

          2.16 Maintenance and Valuation of Equipment. The Equipment shall be maintained in such operating condition and repair (reasonable wear and tear excepted) and such necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, in either case, in accordance with prudent industry standards excluding unused and obsolete equipment not material to the business of the Grantors. No Grantor shall use or operate the Equipment in violation of any law, statute, ordinance, code, rule or regulation. The Grantors shall have the right to sell Equipment to the extent set forth in Section 2.3 hereof.

          2.17 Exculpation of Liability. Nothing herein contained shall be construed to constitute the Collateral Agent or any Secured Party as any Grantor's agent for any purpose whatsoever, nor shall the Collateral Agent or any Secured Party be responsible or liable, except as a result of the gross negligence or willful misconduct of the Collateral Agent or Secured Party, as applicable, for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. Neither the Collateral Agent nor any Secured Party, whether by anything herein or in any assignment or otherwise, assume any of the Grantors' obligations under any contract or agreement assigned to the Collateral Agent or such Secured Party, and neither the Collateral Agent nor any Secured Party shall be responsible in any way for the performance by such Grantor of any of the terms and conditions thereof.

          2.18 Financing Statements. Except as respects the financing statements filed by the Collateral Agent and the financing statements described on Schedule 1.2, no financing statement effective to perfect a Lien covering any of the Collateral or any proceeds thereof is on file in any public office except such financing statements as relate solely to Permitted Liens.

          2.19 Certain Additional Provisions Concerning Aircraft-Related Collateral. (a) Each Grantor will perform each and all of the following:

          (i) Record, register and file this Agreement, as well as such notices, financing statements, Supplements, and/or other documents or instruments as may, from time to time, be requested by the Collateral Agent to fully carry out the intent of this Agreement, with the FAA in Oklahoma City, Oklahoma, United States of America (or at such other office as the FAA may designate), promptly after the execution and delivery of this Agreement or any Supplement, and such other administrative or governmental agencies, whether domestic or foreign, as may be determined by the Collateral Agent to be necessary or advisable in order to establish, confirm, maintain and/or perfect the security interest and Lien created hereunder, as a legal, valid, and binding, security interest and Lien, which shall be of second priority subject to Permitted Liens, upon the Aircraft-Related Collateral;

          (ii) Furnish to the Collateral Agent evidence of every such recording, registering and filing; and

          (iii) Execute and deliver or perform, or cause to be executed and delivered or performed, such further and other instruments and/or acts as the Collateral Agent determines are necessary or required to fully carry out the intent and purpose of this Agreement or to subject the Aircraft-Related Collateral to the security interest and Lien created hereunder, including, without limitation: (i) any and all acts and things which may be reasonably requested by the Collateral Agent with respect to complying with or remaining subject to the Geneva Convention, the laws and regulations of the FAA, or the laws and regulations of any of the various states or countries in which the Aircraft-Related Collateral owned by it is or may fly over, operate in, or become located at; and (ii) defending the title of such Grantor to the Aircraft-Related Collateral by means of negotiation and, if necessary, appropriate legal proceedings, against each and every party claiming an interest therein contrary or adverse to such Grantor's title to same.

          (b) Schedule 2.19 sets forth the location of each item of Aircraft-Related Collateral constituting Spare Parts (the location of each such item, as modified from time to time in accordance with this Section 2.19, its "Designated Location"). Except as provided in this paragraph and paragraph (e) below, no Grantor shall move any Aircraft-Related Collateral consisting of Spare Parts from a Designated Location; provided that the Grantors may move or otherwise take actions with respect to Spare Parts provided that the aggregate value of such Spare Parts as determined in accordance with the Stock Status Reports shall not at any time exceed $5,000,000 except as such parts are used in or on other Aircraft Related Collateral in use or subject to off-site maintenance. The Spare Parts will be maintained by or on behalf of Evergreen International Airlines, Inc. or Evergreen Helicopters, Inc.

          (c) Upon (i) a Grantor's acquiring rights in or to any airframe, engine, propeller, or "spare part" or "appliance" (as such terms are defined in 49 U.S.C. Sec. 40102(a)(38)) which, at the time such Grantor acquires such rights, is not Aircraft-Related Collateral hereunder, (ii) the replacement or substitution of any item of Aircraft-Related Collateral, or (iii) the movement of any Aircraft-Related Collateral constituting Spare Parts to a location which is not a Designated Location (except as may otherwise be allowed under this Agreement), the Grantor shall promptly notify the Collateral Agent of such event and execute and deliver to the Collateral Agent a supplement in such form so as to provide, upon the filing thereof in the manner provided in this Section 2.19, for the Collateral Agent's having a perfected Lien in and to such additional asset or replacement item, which shall be of first priority subject to any Permitted Lien, or in and to any Spare Parts kept at such new location (a "Supplement").

III.  REPRESENTATIONS AND WARRANTIES.

          Each Grantor represents and warrants as follows:

          3.1 Authority. The execution, delivery and performance of this Agreement by each Grantor will not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Liens upon any asset of any such Person under the provisions of any material agreement, charter document, instrument, by-law, or other instrument to which any such Person is a party or by which it or its property may be bound, except to the extent such contract, instrument or agreement cannot be assigned pursuant to its terms and such nonassignment provision would not be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code.

          3.2 Formation and Qualification. Each such Person is qualified to do business and is in good standing in all states in which qualification and good standing are necessary for such Person to conduct its business and own its property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect. No such Person has filed a certificate or incorporation, articles of incorporation or other similar constituent documents in a jurisdiction other than its jurisdiction of incorporation. Each such Person will promptly notify the Collateral Agent of any amendment or changes to its certificate of incorporation articles of incorporation or other constituent documents and by-laws that would materially affect the rights or remedies of Collateral Agent or any other Secured Party hereunder. The state of incorporation of each such Person is set forth on Schedule 3.2.

          3.3 Survival of Representations and Warranties. All representations and warranties of the Grantors contained in this Agreement shall be true at the time of their execution of this Agreement, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

          3.4 Corporate Name. None of such Persons has been known by any other corporate name in the past five years and does not sell Inventory under any other name except as set forth on Schedule 3.4, nor has any such Person been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any other Person during the preceding five
(5) years.

          3.5 Solvency. After giving effect to the Transactions, each such Person is solvent, able to pay its debts as they mature, has capital sufficient to carry on its business and all businesses in which it is about to engage, and
(i) as of the Closing Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities, and (ii) subsequent to the Closing Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities.

          3.6   Patents, Trademarks, Copyrights and Licenses. Set forth on
Schedule 3.6 are all patents, patent applications, registered or material unregistered trademarks, trademark applications, registered or material unregistered service marks, service mark applications, tradenames, assumed names, registered or material unregistered copyrights and copyright applications owned by the Grantors and material licenses of the Grantors' to intellectual property. Except as set forth on Schedule 3.6, to the Grantors' knowledge, the Intellectual Property Collateral is valid and subsisting in all material respects and, to the Grantors' knowledge, has not been adjudged invalid or unenforceable, in whole or in part. To the Grantors' knowledge, the Intellectual Property Collateral and any third party intellectual property licensed to the Grantors constitute all of the intellectual property rights which are necessary for the operation of its business as currently conducted. To the Grantors' knowledge, there is no objection or pending challenge to the validity of the Intellectual Property Collateral that could reasonably be expected to have a Material Adverse Effect, except as set forth in Schedule 3.6. Each patent, patent application, patent license, trademark, trademark application, trademark license, service mark, service mark application, service mark license, design right, copyright, copyright application and copyright license owned or held by any Grantor and all trade secrets used by any Grantor consist of original material or property developed by or licensed to a Grantor or was lawfully acquired by the applicable Grantor from the proper and lawful owner or licenor thereof.

          3.7 Government Contracts. To the best knowledge of any such Person, such Person is not currently in default as to the terms of any Government Contract, and, except as set forth in Schedule 3.7 no Government Contract has been canceled or terminated prior to the scheduled expiration date thereof by the U.S. Government or Other Government in the past ten years. No Government Contract for which Payments have been assigned to the Collateral Agent as Collateral is dependent on appropriations, except as set forth in Schedule 3.7 attached hereto and made a part hereof.

          3.8 Assignment of Payments. To the best knowledge of each such Person, such Grantor has the right to assign to the Collateral Agent all Payments due or to become due under each Government Contracts (except as set forth on Schedule 3.8 attached hereto and made a part hereof for Government Contracts entered into after the execution of this Agreement and certain classified Government Contracts, and there exists no uncancelled prior assignment of payments under any of a Grantor's Government Contracts.

          3.9 Conflicting Agreements. No provision of any mortgage, indenture, contract, agreement, judgment, decree or order binding on any such Person or affecting the Collateral conflicts with, or requires any Consent which has not already been obtained to, or would in any way prevent the execution, delivery or performance of, the terms of this Agreement or the Other Documents, except to the extent that such contract or agreement cannot be assigned pursuant to its terms and such nonassignment provision would not be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code.

          3.10 Aircraft and Aircraft-Related Collateral. All Aircraft (including without limitation Small Fixed-Wing Aircraft and Rotary Wing Aircraft) that are in use by any Grantor, and all Engines, Propellers and Spare Parts, are in material compliance with all requirements of any applicable Aeronautics Authority and any other applicable Governmental Body, whether of the United States of America or any other nation. Without limiting the generality of the foregoing, all Aircraft, Engines, Propellers and Spare Parts required to be registered with the FAA or other Aeronautics Authority are so registered.

          3.11 Status As Air Carrier. Each Grantor, including without limitation Evergreen International Airlines, Inc. and Evergreen Helicopters, Inc., that must be so authorized in order to conduct its business as currently conducted, (i) is authorized to engage in all cargo domestic and international air service under certificates issued pursuant to 49 U.S.C. Section 41103, 49 U.S.C. Section 41102(a) and 49 U.S.C. Section 44705, respectively, and (ii) is the holder of a valid and effective operating certificate issued by the FAA pursuant to Part 119 of the regulations under the Federal Aviation Act. Such certificates are in full force and effect and are adequate for the conduct of the business of such Grantors as now conducted. There are no actions, proceedings or investigations pending or, to the knowledge of any Grantor, threatened (or any basis therefor known to the Company) to amend, modify, suspend or revoke any such certificate in whole or in part, which would have any material adverse effect on any such certificate or any of the operations of the Grantors.

IV.   COVENANTS.

          Until payment in full of the Obligations and termination of this
Agreement:

          4.1 Conduct of Business and Maintenance of Existence and Assets. Each Grantor shall maintain all licenses, patents, copyrights, design rights, tradenames, trade secrets and trademarks that are material to the conduct of the Grantors' business and take all actions reasonably necessary to enforce and protect the validity of any such intellectual property right or other material right included in the Collateral.

          4.2 Execution of Supplemental Instruments. Each Grantor shall execute and deliver to the Collateral Agent from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as the Collateral Agent may request, in order that the full intent of this Agreement may be carried into effect.

          4.3 Maintenance and Repair Covenant. (a) During the effectiveness of this Agreement, each Grantor shall, at its expense, do or cause to be done each and all of the following:

          (i) Maintain and keep the Collateral in as good condition and repair as it is on the date of this Agreement, ordinary wear and tear excepted;

          (ii) Maintain and keep the Collateral in good order and repair and airworthy condition in accordance with prudent industry practice;

          (iii) Replace in or on each Airframe, any and all Engines, Propellers, and Parts which may be worn out, lost, destroyed or otherwise rendered unfit for use in accordance with prudent industry practice; and

          (iv) Without limiting the foregoing, cause to be performed, on all Airframes, Engines, Propellers, and Parts all applicable mandatory Airworthiness Directives, Federal Aviation Regulations, Special Federal Aviation Regulations, and manufacturers' service bulletins relating to airworthiness, the compliance date of which shall occur during the term of this Agreement, to the extent consistent with prudent industry practice.

          (b) Each Grantor shall be responsible to perform or cause to be performed all required inspections of the Airframes, Engines, Propellers, and Parts and licensing or re-licensing of the same in accordance with all applicable FAA and other governmental requirements. Each Grantor shall at all times cause each Airframe to have, on board and in a conspicuous location, a current Certificate of Airworthiness issued by the FAA.

          (c) All inspections, maintenance, modifications, repairs, and overhauls of any Airframe, Engine, Propeller, or Parts shall be performed by personnel authorized by the FAA to perform such services to the extent use of such authorized personnel is customary in accordance with prudent industry practice.

          (d) If any item of Collateral shall reach such a condition as to require overhaul, repair or replacement, for any cause whatever, in order to comply with the standards for maintenance and other provisions set forth in this Agreement, a Grantor may:

          (i) Replace such unsatisfactory item with an item of substantially the same type in temporary replacement of such unsatisfactory item, pending overhaul or repair of the unsatisfactory item; provided, however, that such replacement items must be in such a condition as to be permissible for use in accordance with the standards for maintenance and other provisions set forth in this Agreement; provided further, however, that the Grantor must, at all times, retain unencumbered title to any and all items temporarily replaced; or

          (ii) Install an item of substantially the same type in permanent replacement of such unsatisfactory item; provided, however, that such replacement items must be in such condition as to be permissible for use in accordance with the standards for maintenance and other provisions set forth in this Agreement; provided further, however, that Grantor must first comply with each of the requirements of subsection (e) set out below.

          (e) In the event that during the effectiveness of this Agreement, any Grantor shall be required or permitted to permanently replace an unsatisfactory item of Collateral, such Grantor may do so provided that, in addition to any other requirements provided for in this Agreement and the other Documents regarding the disposition, maintenance, or sale of the Grantors' assets:

          (i) the Collateral Agent is not divested of its security interest in and Lien upon any unsatisfactory item and that no such unsatisfactory item shall be or become subject to the Lien of any Person, unless and until such item is replaced by an item of the type and condition required by this Agreement, title to which is validly vested in the applicable Grantor, free and clear of any Liens, of any kind or nature, of any Person other than the Collateral Agent (other than Permitted Liens), and if requested by the Collateral Agent, the Grantors execute and deliver such documents as the Collateral Agent may reasonably request covering such replacement item;

          (ii) The relevant Grantor's title to every replacement item shall immediately be and become subject to the security interest and Lien of the Collateral Agent (which shall be of first priority subject only to any applicable Permitted Lien), either by virtue of this Agreement or any Other Document delivered pursuant hereto, and each of the provisions of this Agreement, and each such replacement item shall remain so encumbered and so subject unless it is, in turn, replaced by a substitute item in the manner permitted herein; and

          (iii) the Collateral Agent's Lien on an unsatisfactory item shall be subject to release by the Collateral Agent only if (A) such unsatisfactory item is replaced in accordance with the requirements of this Agreement, (B) the replacement item satisfies the requirements of this Agreement, including the terms and conditions of subsections (i) and (ii) hereinabove and
                (C) if requested by the Collateral Agent, it shall have received an Opinion of Counsel prior to such release.

          (f) In the event that any Engine, Propeller, or Part is installed upon an Airframe, and is not in substitution for or in replacement of an existing item, such additional item shall be considered as an accession to the Airframe (subject to any Permitted Lien), and, if requested by the Collateral Agent, the Grantors shall execute and deliver such documents as the Collateral Agent may reasonably request covering such additional item.

          (g) Upon termination of the Credit Agreement, to the extent the security interests granted herein are still in effect, each Grantor shall cause to be affixed at all times to each Engine and Propeller in a conspicuous, safe location and cause to be displayed at all times in the cockpit of each Airframe adjacent to the certificate of airworthiness displayed therein, a metal nameplate in form acceptable to the Collateral Agent, and provided by Collateral Agent, bearing substantially the following inscription (or such other subscription which the Collateral Agent shall approve): "MORTGAGED TO BANK ONE, NATIONAL ASSOCIATION, AS THE COLLATERAL AGENT."

          4.4 Citizenship and Regulatory Certificates. The Company will cause each Grantor and each other applicable Subsidiary to continue to be (a) a citizen of the United States, as defined in 49 U.S.C. Section 40102(a)(15), (b) authorized to engage in all cargo domestic and international air service under certificates issued pursuant to 49 U.S.C. Section 41103 and 49 U.S.C. Section 41102(a) and 49 U.S.C. Section 44705, respectively, (c) the holder of all other certificates, rights, permits, franchises and concessions from appropriate Governmental Bodies necessary or appropriate to enable the Company and its Subsidiaries to conduct their respective businesses in all material respects as presently being conducted, and (d) the holder of a valid and effective operating certificate issued by the FAA pursuant to Part 119 of the regulations under the Federal Aviation Act. The Company will, and will cause each of its Subsidiaries to, use its best efforts to maintain, preserve and keep in full force and effect its material certificates, rights, permits, franchises and concessions from appropriate Governmental Bodies and use its best efforts from time to time to obtain appropriate renewals or replacements. Except as set out on Schedule 4.4, none of the Grantors or any other Subsidiary is a Person constituting a national or citizen of any foreign country as designated in any applicable law or regulation or a national or a citizen of any foreign country designated in the Foreign Assets Control Regulations or in the Cuban Assets Control Regulations of the United States Treasury Department, 31 C.F.R., Chapter V, as amended.

          4.5 Additional Documents. Each Grantor shall execute and deliver to the Collateral Agent, upon request, such documents and agreements as the Collateral Agent may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.

V.    RIGHTS AND REMEDIES AFTER DEFAULT.

          5.1 Rights and Remedies. Upon the occurrence and during the continuation of any Event of Default, the Collateral Agent shall have the right to exercise any and all other rights and remedies provided for herein, the Indenture, under the Uniform Commercial Code and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. The Collateral Agent may enter any of the Grantors' premises or other premises without legal process and without incurring liability to any Grantor therefor, and the Collateral Agent may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as the Collateral Agent may deem advisable and the Collateral Agent may require the Grantors to make the Collateral available to the Collateral Agent at a convenient place. With or without having the Collateral at the time or place of sale, the

Collateral Agent may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as the Collateral Agent may elect. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent shall give Company reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Company at least five (5) days prior to such sale or sales is reasonable notification. At any public sale the Collateral Agent or any Secured Party may bid for and become the purchaser, and the Collateral Agent, any Secured Party or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and such right and equity are hereby expressly waived and released by the Grantors. In connection with the exercise of the foregoing remedies, solely for the purpose of enabling Collateral Agent to exercise rights and remedies under this Article V and at such time as Collateral Agent shall be lawfully entitled to exercise such rights and remedies, the Grantors hereby grant to Collateral Agent, to the extent they have the right to do so, (a) a non-exclusive license (exercisable without payment of royalty or any other compensation to the Grantors) to use, operate under, license, or sublicense any Intellectual Property Collateral now owned or hereinafter acquired by the Grantors, in each case as used in connection with Inventory, for the purpose of disposing of such Inventory, and until any such sale of Inventory is complete, subject, in the case of trademarks, trademark applications, service marks and service mark applications, to sufficient rights to quality control and inspection in favor of the Grantors to avoid the risk of invalidation of said trademarks, trademark applications, service marks and service mark applications, and (b) permission to use all of the Grantors' Equipment for the purpose of completing the manufacture of unfinished goods. The proceeds realized from the sale of any Collateral shall be applied in the order set forth in Section 5.5 hereof. If any deficiency shall arise, the Grantors shall remain liable to the Collateral Agent and Secured Parties therefor.

          5.2 The Collateral Agent's Discretion. The Collateral Agent shall have the right to determine which rights, Liens, security interests or remedies the Collateral Agent may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of the Collateral Agent's or Secured Parties' rights hereunder, provided that the Grantors shall at all times be required to perfect, protect and maintain the security interests and Liens granted herein in favor of the Collateral Agent and (i) every three years on the anniversary of the Closing Date and (ii) within 15 days after the Collateral Agent's request, shall furnish an Opinion of Counsel with respect to such perfection and maintenance.

          5.3 Set-Off. In addition to any other rights which the Collateral Agent or any Secured Party may have under applicable law, upon the occurrence of an Event of Default hereunder, the Collateral Agent and such Secured Party shall have a right to apply any Grantor's property held by the Collateral Agent and such Secured Party to reduce the Obligations.

          5.4 Rights and Remedies Not Exclusive. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any rights or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.

          5.5 Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Collateral Agent on account of the Obligations or any other amounts outstanding under any of the Other Documents or in respect of the Collateral may, at the Collateral Agent's discretion, be paid over or delivered as follows:

          FIRST, to the payment of all fees, reasonable costs and expenses (including without limitation, reasonable attorneys' fees) of the Collateral Agent in connection with enforcing its rights and the rights of the Secured Parties under this Agreement and the Other Documents and any protective advances made by the Collateral Agent with respect to the Collateral under or pursuant to the terms of this Agreement;

          SECOND, to the payment of all fees, reasonable costs and expenses (including without limitation, reasonable attorneys' fees) of the Trustee in connection with enforcing its rights and the rights of the Secured Parties under this Agreement and the Other Documents and any protective advances made by the Trustee with respect to the Collateral under or pursuant to the terms of this Document;

          THIRD, to the payment of all reasonable costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Secured Parties in connection with enforcing its rights under this Agreement and the Other Documents or otherwise with respect to the Obligations owing to such Secured Party;

          FOURTH, to the payment of all of the Obligations consisting of accrued interest;

          FIFTH, to the payment of the outstanding principal amount of the Obligations;

          SIXTH, to all other Obligations and other obligations which shall have become due and payable under the Other Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

          SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category.

VI.   WAIVERS AND JUDICIAL PROCEEDINGS.

          6.1 Waiver of Notice. Each Grantor hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

          6.2 Delay. No delay or omission on the Collateral Agent's or any Secured Party's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

          6.3 Jury Waiver. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

VII.  EFFECTIVE DATE AND TERMINATION.

          7.1 Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of Company and the other Grantors, the Collateral Agent and each Secured Party, shall become effective on the date hereof and shall continue in full force and effect until payment in full in cash of all Obligations.

          7.2 Termination. The termination of the Agreement shall not affect Company's, Grantors', the Collateral Agent's or any Secured Party's rights, or any of the Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created or Obligations have been fully disposed of, concluded or liquidated. The security interests, Liens and rights granted to the Collateral Agent and Secured Parties hereunder and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been paid or performed in full after the termination of this Agreement or the Grantors have furnished the Collateral Agent and Secured Parties with an indemnification acceptable to the Collateral Agent and Secured Parties with respect thereto. Accordingly, each of the Grantors waives any rights which it may have under the Uniform Commercial Code to demand the filing of termination statements with respect to the Collateral, and the Collateral Agent shall not be required to send such termination statements to the Grantors, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations paid in full in immediately available funds. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are paid or performed in full.

          7.3 Release. Subject to Section 7.2, the Collateral Agent shall execute and deliver to each Grantor, or to such person or persons as such Grantor shall reasonably designate, one or more Uniform Commercial Code termination statements and/or similar documents prepared by such Grantor and reasonably acceptable to the Collateral Agent to reflect the termination of the lien or security interest granted the Collateral Agent under this Agreement in any asset which the

Collateral Agent has concluded was sold in accordance with the terms of this Agreement or the Other Documents. The foregoing shall not apply to inventory sold in the ordinary course of business.

VIII. SECURITY INTEREST ABSOLUTE.

IX.   REGARDING THE AGENT.

          9.1 Appointment; Nature of Duties. Each Secured Party hereby appoints Bank One to act as the Collateral Agent for such Secured Party under this Agreement and the Other Documents. Each Secured Party hereby irrevocably authorizes the Collateral Agent to take such action on its behalf under the provisions of this Agreement and the Other Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and the Agent shall hold all Collateral, charges and collections received pursuant to this Agreement, for the ratable benefit of the Secured Parties. The Collateral Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by this Agreement (including without limitation, collection of the Notes) the Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Secured Parties, and such instructions shall be binding; provided, however, that the Collateral Agent shall not be required to take any action which in the Collateral Agent's reasonable discretion exposes it to liability or which is contrary to this Agreement or the Other Documents or applicable law unless the Agent is furnished with an indemnification reasonably acceptable to the Agent in its sole discretion with respect thereto. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Other Documents. Neither the Collateral Agent nor any of its officers, directors, employees or agents shall be (i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross (not mere) negligence or willful misconduct, or (ii) responsible in any manner for any recitals, statements, representations or warranties made by the Grantors or any officer thereof contained in this Agreement, or in any of the Other Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any of the Other Documents or for the value, validity, effectiveness, genuineness, due execution, enforceability or sufficiency of this Agreement, or any of the Other Documents or for any failure of any Grantor to perform its obligations hereunder. The Collateral Agent shall not be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Other Documents, or to inspect the properties, books or records of any Grantor. The Collateral Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Secured Party; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of this Agreement except as expressly set forth herein.

          9.2 Lack of Reliance on the Collateral Agent and Resignation. The Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any

Secured Party with any credit or other information with respect thereto, except as shall be provided by the Grantors pursuant to the terms hereof. The Collateral Agent shall not be responsible to any Secured Party for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Other Documents, or of the financial condition of the Grantors, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Other Documents or the financial condition of the Grantors, or the existence of any Event of Default or any Default.

          The Collateral Agent may resign on sixty (60) days' written notice to each of Secured Parties and Company and upon such resignation, the Required Secured Parties will promptly designate a successor to the Collateral Agent reasonably satisfactory to Company, provided that Company's satisfaction need not be sought if at the time such successor Collateral Agent is designated there exists an Event of Default.

          Any such successor Collateral Agent shall succeed to the rights, powers and duties of the Collateral Agent, and the term "Collateral Agent" shall mean such successor Collateral Agent effective upon its appointment, and the former the Collateral Agent's rights, powers and duties as the Collateral Agent shall be terminated, without any other or further act or deed on the part of such former the Collateral Agent. After any Collateral Agent's resignation as Collateral Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Agreement.

          9.3 Certain Rights of the Collateral Agent. If the Collateral Agent shall request instructions from Secured Parties with respect to any act or action (including failure to act) in connection with this Agreement or any Other Documents, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until the Collateral Agent shall have received instructions from the Required Secured Parties; and the Collateral Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, Secured Parties shall not have any right of action whatsoever against the Collateral Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Required Secured Parties.

          9.4 Reliance. The Collateral Agent shall be entitled to rely, including, without limitation, on an Opinion of Counsel (and shall not be liable for any action it takes or omits to take in good faith in reliance on such Opinion of Counsel), and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, order or other document or telephone message believed by it to be genuine and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and the Other Documents and its duties hereunder, upon advice of counsel selected by it. The Collateral Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by the Collateral Agent with reasonable care.

          9.5 Notice of Default. Notwithstanding anything herein to the contrary, the Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder or under the Other Documents, unless the Collateral Agent has received notice from a Secured Party or a Grantor referring to this Agreement or the Other Documents, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Collateral Agent receives such a notice, the Collateral Agent shall give notice thereof to Secured Parties. The Collateral Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Secured Parties; provided, that, unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of Secured Parties.

          9.6 Grantors' Undertaking to the Collateral Agent. Without prejudice to its obligations to Secured Parties under the other provisions of this Agreement, each Grantor hereby undertakes with the Collateral Agent to pay to the Collateral Agent from time to time on demand all amounts from time to time due and payable by it for the account of the Collateral Agent or Secured Parties or any of them pursuant to this Agreement to the extent not already paid. Any payment made pursuant to any such demand shall pro tanto satisfy the relevant Grantor's obligations to make payments for the account of Secured Parties or the relevant one or more of them pursuant to this Agreement.

X.    MISCELLANEOUS.

          10.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against any Grantor or any Grantor with respect to any of the Obligations, this Agreement, the Other Documents or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Agreement, each Grantor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Grantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to such Grantor at its address set forth in Section
10.7 and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of the Collateral Agent or any Secured Party to bring proceedings against any Grantor in the courts of any other jurisdiction. Each Grantor and each Grantor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each Grantor and each Grantor waives the right to remove any judicial proceeding brought against it in any state court to any federal court. Any judicial proceeding by a Grantor against the Collateral Agent or any Secured Party involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the County of New York, State of New York.

          10.2 Entire Understanding. (a) This Agreement and the documents executed concurrently herewith contain the entire understanding between the Grantors, the Grantors, the Collateral Agent and each Secured Party and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by the Grantors', the Grantors', the Collateral Agent's and each Secured Party's respective officers. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Each Grantor acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

          (b) The Collateral Agent and the Grantors may, subject to the provisions of the Indenture, from time to time enter into written supplemental agreements to this Agreement or the Other Documents executed by the applicable Grantors, for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of Secured Parties, the Collateral Agent and the Grantors thereunder or the conditions, provisions or terms thereof.

          Any such supplemental agreement shall apply equally to each Secured Party and shall be binding upon the Grantors, Secured Parties and the Collateral Agent and all future holders of the Obligations. In the case of any waiver, the Grantors, the Grantors, the Collateral Agent and Secured Parties shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon.

          10.3 Successors and Assigns; New Secured Parties. This Agreement shall be binding upon and inure to the benefit of each Grantor, the Collateral Agent, each Secured Party, all future holders of the Notes and their respective successors and assigns and otherwise in accordance with the Indenture, except that no Grantor may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

          10.4 Application of Payments. The Collateral Agent shall have the continuing and exclusive right to apply or reverse and re-apply any payment and any and all proceeds of Collateral to any portion of the Obligations. To the extent that any Grantor makes a payment or the Collateral Agent or any Secured Party receives any payment or proceeds of the Collateral for the Grantors' benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by the Collateral Agent or such Secured Party.

          10.5 Indemnity. The Grantors, jointly and severally, shall indemnify the Collateral Agent, each Secured Party and each of their respective officers, directors, Affiliates, attorneys, employees and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against the Collateral Agent or any Secured Party in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement or the Other Documents, whether or not the Collateral Agent or any Secured Party is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of the party being indemnified.

          10.6 Notice. Any notice or communication shall be sufficiently given if in writing and delivered in person, mailed by first-class mail or sent by telecopier transmission addressed as follows:

          if to the Company or any Grantor

          Evergreen International Aviation, Inc.
          3850 Three Mile Land
          McMinnville, Oregon  98128

          Attention:  Vice President, Finance

          Fax:  (503) 434-4153

          If to the Collateral Agent

          Bank One, National Association
          1111 Polaris Parkway, Suite OH1-0181
          Columbus, Ohio 43215
          Attention:  Corporate Trust Administration

          Fax.:  (614) 248-5195

          The parties by notice to the others may designate additional or different addresses for subsequent notices or communications.

          10.7 Survival. The obligations of the Grantors under Section 10.5 shall survive termination of this Agreement and the Other Documents and payment in full of the Obligations.

          10.8 Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

          10.9 Expenses. All costs and expenses including, without limitation, reasonable attorneys' fees (including the allocated costs of in house counsel) and disbursements incurred by the Collateral Agent on its behalf or on behalf of Secured Parties (a) in all efforts made to enforce payment of any Obligation or effect collection of any Collateral, or (b) in connection with the entering into, modification, amendment, administration and enforcement of this Agreement or any consents or waivers hereunder and all related agreements, documents and instruments, or (c) in instituting, maintaining, preserving, enforcing and foreclosing on the Collateral Agent's security interest in or Lien on any of the Collateral, whether through judicial proceedings or otherwise, or (d) in defending or prosecuting any actions or proceedings arising out of or relating to the Collateral Agent's or any Secured Party's transactions with any Grantor, or (e) in connection with any advice given to the Collateral Agent or any Secured Party with respect to its rights and obligations under this Agreement and all related agreements shall be borne by the Company and shall be part of the Obligations.

          10.10 Injunctive Relief. Each Grantor acknowledges that, in the event that any of the Grantors fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Secured Parties; therefore, the Collateral Agent, if the Collateral Agent so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

          10.11 Consequential Damages. Neither the Collateral Agent nor any Secured Party, nor any agent or attorney for any of them, shall be liable to any Grantor for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations.

          10.12 Captions. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

          10.13 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

          10.14 Holdings Collateral. All representations, warranties and covenants with respect to Collateral made by Holdings herein shall only apply to Holdings Collateral.

          10.15 Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

          10.16 Intercreditor Agreement. Without limiting the obligations of the Grantors hereunder, the parties acknowledge that the security interests granted hereunder and the rights and remedies granted to the Collateral Agent are subject to the Intercreditor Agreement. In the event of any conflict between this Agreement and the Intercreditor Agreement the Intercreditor Agreement shall prevail.

                                                                    Exhibit 10.2

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        EVERGREEN HOLDINGS, INC.


                                        By:   /s/ John A. Irwin
                                              ----------------------------------
                                        Name:     John A. Irwin
                                              ----------------------------------
                                        Title:    Treasurer and Vice President
                                                  of Risk Management
                                              ----------------------------------


                                        EVERGREEN INTERNATIONAL AVIATION, INC.


                                        By:   /s/ John A. Irwin
                                              ----------------------------------
                                        Name:     John A. Irwin
                                              ----------------------------------
                                        Title:    Treasurer
                                              ----------------------------------


                                        EVERGREEN INTERNATIONAL AIRLINES, INC.


                                        By:   /s/ John A. Irwin
                                              ----------------------------------
                                        Name:     John A. Irwin
                                              ----------------------------------
                                        Title:    Vice President of Finance
                                                  and Treasurer
                                              ----------------------------------


                                        EVERGREEN AVIATION GROUND
                                        LOGISTICS ENTERPRISES, INC.


                                        By:   /s/ John A. Irwin
                                              ----------------------------------
                                        Name:     John A. Irwin
                                              ----------------------------------
                                        Title:    Treasurer
                                              ----------------------------------


                                        EVERGREEN HELICOPTERS, INC.


                                        By:   /s/ John A. Irwin
                                              ----------------------------------
                                        Name:     John A. Irwin
                                              ----------------------------------
                                        Title:    Senior Vice President of
                                                  Finance and Treasurer
                                              ----------------------------------


                                        EVERGREEN AIR CENTER, INC.

                                        By:   /s/ Michael F. Melvin
                                              ----------------------------------
                                        Name:     Michael F. Melvin
                                              ----------------------------------
                                        Title:    Vice President of Finance
                                                  and Treasurer
                                              ----------------------------------


                                        EVERGREEN AIRCRAFT
                                        SALES & LEASING, CO.


                                        By:   /s/ John A. Irwin
                                              ----------------------------------
                                        Name:     John A. Irwin
                                              ----------------------------------
                                        Title:    Treasurer
                                              ----------------------------------


                                        E Z EXPRESS CORPORATION


                                        By:   /s/ John A. Irwin
                                              ----------------------------------
                                        Name:     John A. Irwin
                                              ----------------------------------
                                        Title:    Treasurer
                                              ----------------------------------


                                        EVERGREEN HELICOPTERS
                                        INTERNATIONAL, INC.


                                        By:   /s/ John A. Irwin
                                              ----------------------------------
                                        Name:     John A. Irwin
                                              ----------------------------------
                                        Title:    Treasurer
                                              ----------------------------------


                                        EVERGREEN EQUITY, INC.


                                        By:   /s/ John A. Irwin
                                              ----------------------------------
                                        Name:     John A. Irwin
                                              ----------------------------------
                                        Title:    Vice President and Treasurer
                                              ----------------------------------

                                        EVERGREEN HELICOPTERS OF ALASKA, INC.


                                        By:   /s/ John A. Irwin
                                              ----------------------------------
                                        Name:     John A. Irwin
                                              ----------------------------------
                                        Title:    Vice President and Treasurer
                                              ----------------------------------


                                        BOOMER AIR, INC.


                                        By:   /s/ John A. Irwin
                                              ----------------------------------
                                        Name:     John A. Irwin
                                              ----------------------------------
                                        Title:    Treasurer
                                              ----------------------------------

                                        WELLS FARGO BANK NORTHWEST,
                                        N.A., not in its individual capacity but solely as owner trustee under the Evergreen Aircraft Trust Agreement


                                        By:   /s/ Val T. Orton
                                              ----------------------------------
                                        Name:     Val T. Orton
                                              ----------------------------------
                                        Title:    Vice President
                                              ----------------------------------

                                        BANK ONE, NATIONAL ASSOCIATION,
                                        as Collateral Agent and Attorney-in-Fact for the Holders


                                        By:   /s/ David B. Knox
                                              ----------------------------------
                                        Name:     David B. Knox
                                              ----------------------------------
                                        Title:    Vice President
                                              ----------------------------------